UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2010
ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Maxwell Roberts Building
1 Church Street
Hamilton HM 11
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-1.1
EX-4.1
EX-5.1
EX-5.2

Section 1 — Registrant’s Business and Operations
Item 1.01 Entry into a Material Definitive Agreement
     On December 10, 2010, Aspen Insurance Holdings Limited (the “Company”) issued $250 million aggregate principal amount of the Company’s 6.00% Senior Notes due 2020 (the “Notes”). The Notes were offered pursuant to a registration statement (File No. 333-148245) (the “Registration Statement”) filed on Form F-3 with the U.S. Securities and Exchange Commission on December 21, 2007. The Company intends to use the net proceeds from the offering for general corporate purposes.
     The Company will pay interest on the Notes at the rate of 6.00% per annum payable semi-annually on each June 15 and December 15, commencing June 15, 2011. The Notes will mature on December 15, 2020.
     The Notes are redeemable, at the Company’s option, at any time prior to maturity, at par plus a “make-whole” premium, together with accrued and unpaid interest, if any, to, but excluding, the redemption date.
     In connection with this agreement, the Company entered into several contracts as described below.
Underwriting Agreement
     On December 7, 2010, the Company entered into an underwriting agreement with Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein (the “Underwriting Agreement”), with respect to the offer and sale of the Notes. The Underwriting Agreement is attached as Exhibit 1.1 hereto.
Second Supplemental Indenture
     The Notes are to be issued pursuant to an indenture, which the Company entered into with Deutsche Bank Trust Company Americas, as Trustee, on August 16, 2004 (the “Base Indenture”), as supplemented by the Second Supplemental Indenture, which the Company entered into with Deutsche Bank Trust Company Americas, as Trustee, on December 10, 2010 (the “Second Supplemental Indenture”). The Second Supplemental Indenture is attached as Exhibit 4.1 hereto.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following exhibits are filed as part of this report and are incorporated by reference into the Registration Statement:
1.1	Underwriting Agreement, dated December 7, 2010, among the Company, Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the underwriters named therein.

4.1	Second Supplemental Indenture, dated December 10, 2010, to the Base Indenture, dated as of August 16, 2004, between the Company and Deutsche Bank Trust Company Americas.

5.1	Opinion of Dewey & LeBoeuf LLP.

5.2	Opinion of Appleby.

23.1	Consent of Dewey & LeBoeuf LLP (included in Exhibit 5.1).

23.2	Consent of Appleby (included in Exhibit 5.2).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)
Dated: December 10, 2010	By:	/s/ Richard Houghton
		Name:	Richard Houghton
		Title:	Chief Financial Officer

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